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                                                                   Exhibit 10.45


                        UNANIMOUS SHAREHOLDERS AGREEMENT


THIS AGREEMENT Dated For Reference the _____ day of April, 2000

BETWEEN:

        360NETWORKS INC.

        ("360")

AND:

        360 URBANLINK LTD.

        ("360-Holdco")

AND:

        WORLDWIDE FIBER HOLDINGS LTD.

        ("WFHL")

AND:

        URBANLINK HOLDINGS LTD.

        (the "Corporation")

AND:

        WFI URBANLINK LTD.

        ("Urbanlink")

WHEREAS:

A. The Corporation owns all of the issued and outstanding shares of Urbanlink.

B. Urbanlink carries on business in Canada as a telecommunications common carrier.

C. 360-Holdco and WFHL are the registered and beneficial holders of the numbers of issued and outstanding shares in the capital of the Corporation set out in Schedule C, which shares represent the only issued and outstanding shares of the Corporation.

D.      360-Holdco is a wholly-owned indirect subsidiary of 360.

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E.      360-Holdco, WFHL and 360 wish to establish their respective rights and obligations in respect of their shares in the Corporation and record their agreement in respect of the other matters set out in this Agreement.

                                   SECTION 1
                               TERMS OF AGREEMENT

In consideration of the premises and the mutual covenants contained in this Agreement, the parties to this Agreement covenant and agree each with the others as follows:

1.1     INTERPRETATION

DEFINITIONS. For the purposes of this Agreement (including the recitals), the terms in Schedule A shall have the meanings given to them in that Schedule.

MEANING OF CONTROL. For the purposes of this Agreement, "control" where used in connection with a corporation means:

        (a) the right to exercise a majority of the votes which may be voted at a general meeting of such corporation; or

        (b) the right to elect or appoint directly or indirectly a majority of the directors of such corporation or other persons who have the right to manage or supervise the management of the affairs and business of the corporation.

ACCOUNTING TERMINOLOGY. All accounting terms not expressly defined in this Agreement shall have the respective meanings usually ascribed to them in accordance with generally accepted accounting principles in Canada.

MEANING OF PRO RATA. Unless the context otherwise requires, all rights, obligations or other matters which are, under the terms of this Agreement, to be determined on a proportionate or pro rata basis shall be determined on a basis which is pro rata or proportionate to the total number of shares of the Corporation issued and outstanding as of the date of such determination.

HEADINGS. The headings used in the Agreement are for convenience and reference only and shall not affect the construction or interpretation of this Agreement.

SCHEDULES. The Schedules to this Agreement which are incorporated and form part of this Agreement are as follows:

                A--Definitions

                B--Matters Requiring Unanimous Consent of Directors

                C--Capital Contributions

UNANIMOUS SHAREHOLDERS AGREEMENT. The Shareholders agree that this is a Unanimous Shareholders Agreement for the purposes of the BUSINESS CORPORATIONS ACT and will conduct


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themselves and will cause the affairs of the Corporation to be conducted in accordance with the terms of this Agreement.

                                   SECTION 2
                         REPRESENTATIONS AND WARRANTIES

2.1     REPRESENTATIONS OF 360-HOLDCO.

360-Holdco represents and warrants to each of the other parties that:

        (a) 360-Holdco is a corporation duly incorporated under the laws of the Province of Alberta, and is validly existing, subsisting and in good standing with respect to the filing of annual reports.

        (b) 360-Holdco has the corporate power to enter into this Agreement and to perform and observe its obligations and agreements set out in this Agreement.

        (c) This Agreement has been duly executed and delivered by 360-Holdco and is a valid and binding obligation of 360-Holdco enforceable in accordance with its terms.

2.2     REPRESENTATIONS OF WFHL.

WFHL represents and warrants to each of the other parties that:

        (a) WFHL is a corporation duly incorporated under the laws of the Province of Alberta, and is validly existing, subsisting and in good standing with respect to the filing of annual reports.

        (b) WFHL has the corporate power to enter into this Agreement and to perform and observe its obligations and agreements set out in this Agreement.

        (c) This Agreement has been duly executed and delivered by WFHL and is a valid and binding obligation of WFHL enforceable in accordance with its terms.

2.3      REPRESENTATIONS OF 360.

360 represents and warrants to each of the other parties that:

        (a) 360 is a corporation duly continued under the laws of the Province of Nova Scotia, and is valid, subsisting and in good standing with respect to the filing of annual reports.

        (b) 360 has the corporate power to enter into this Agreement and to perform and observe its obligations and agreements set out in this Agreement;

        (c) This Agreement has been duly executed and delivered by 360 and is a valid and binding obligation of 360 enforceable in accordance with its terms.


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                                   SECTION 3
                         AGREEMENT ON CORPORATE MATTERS

3.1     CORPORATE MATTERS.

The Shareholders and the Corporation agree that, notwithstanding any provisions to the contrary contained in the Articles of the Corporation or the Bylaws of the Corporation, the corporate matters referred to in this Section 3 shall be governed by the applicable provisions of this Section 3, and that in the case of any inconsistency or conflict between the Articles of Corporation or the Bylaws of the Corporation and the provisions of this Section 3, the provisions of this
Section 3 shall govern.

3.2     DIRECTORS.

Unless otherwise agreed in writing from time to time by 360-Holdco, the Shareholders shall vote their Shares so that the Board of the Corporation, the Board of Urbanlink and the Board of any other Subsidiary of the Corporation each comprise a maximum of five directors, and that each such Board shall include one nominee of 360-Holdco. Subject to the foregoing, if the position on any such Board held by the nominee of 360 becomes vacant, 360 shall be entitled to nominate a new director to fill the vacancy.

3.3     PRESIDENT

The President and Chief Executive Officer of the Corporation shall be an individual selected by the Board. The President and Chief Executive Officer of the Corporation shall also be the President and Chief Executive Officer of Urbanlink and, unless otherwise approved by 360-Holdco, acting reasonably and in good faith, the President and Chief Executive Officer of every other Subsidiary of the Corporation. The President and Chief Executive Officer shall be a Canadian, shall be a full-time employee, and shall not be a director, officer or employee of 360 or any Subsidiary of 360.

3.4     FAILURE TO VOTE.

In the event that a director shall fail to vote and act as a director to carry out the provisions of this Agreement, the Shareholders shall exercise their rights as shareholders of the Corporation to remove such director from the Board and, subject to Subsection 3.2, to elect in his or her place an individual who will use his or her best efforts to carry out the provisions of this Agreement.

3.5     MATTERS REQUIRING UNANIMOUS APPROVAL OF DIRECTORS.

The matters set out in Schedule B shall only be undertaken with (in addition to the consents or approvals, if any, required under the BUSINESS CORPORATIONS ACT, the Articles of the Corporation or the Bylaws of the Corporation) the consent in writing of the 360-Holdco nominee to the Board of the Corporation.

3.6     EXISTING SHAREHOLDER CAPITAL.

As at the date hereof, the Shares of each of the Shareholders are as set out in Schedule C.


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                                   SECTION 4
                        THE BUSINESS OF THE CORPORATION

4.1      THE BUSINESS

The parties acknowledge that the businesses that they intend the Corporation and Urbanlink to carry on are the following:

        (a) Unless otherwise agreed between 360 and WFHL, the Corporation shall hold of the issued and outstanding shares of Urbanlink.

        (b) Urbanlink shall carry on business in Canada (and not elsewhere) as a telecommunications common carrier as defined in the TELECOMMUNICATIONS ACT.

Unless 360 and WFHL otherwise agree in writing, the Corporation and Urbanlink shall not, either directly or indirectly, carry on any business other than a business described above or a business that is incidental to or develops out of the conduct of any business that the Corporation or Urbanlink may carry on in accordance with this Section 4.1.

4.2     TELECOMMUNICATIONS ACT

The Corporation and Urbanlink and any other Subsidiaries of the Corporation shall at all times comply with all of the requirements of the TELECOMMUNICATIONS ACT including, without limiting the generality of the foregoing, those provisions relating to the ownership and control of telecommunications common carriers, as defined in the TELECOMMUNICATIONS ACT. Without limiting the generality of the foregoing, 360, 360-Holdco and WFHL shall promptly take such action as may from time to time be required in order to cause the Corporation, Urbanlink and any other Subsidiaries of the Corporation to comply with all of the requirements of the TELECOMMUNICATIONS ACT including, without limiting the generality of the foregoing, those provisions relating to the ownership and control of telecommunications common carriers as defined in the TELECOMMUNICATIONS ACT.

4.3     HIGH YIELD DEBT INDENTURES

The Corporation, Urbanlink and WFHL covenant and agree with 360 and 360-Holdco that, without the prior written consent of 360, the Corporation, Urbanlink, any other Subsidiary of the Corporation and WFHL shall not take any action, or fail to take any action or fail, if such action, or failure to act:

        (a) would be, or with the passage of time, would be or result in, an Event of Default as defined in any of the High Yield Debt Indentures; or

        (b) would be permitted under one or more of the High Yield Debt Indentures only in reliance on one of the "basket" clauses in the High Yield Debt Indentures, being one of those clauses where specifically described events are permitted to a specified limit, whether such limit is an amount fixed in the High Yield Indentures or is an amount determined by reference to a formula or other determination process or conditions.


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                                   SECTION 5
                            RESTRICTIONS ON TRANSFER

5.1     RESTRICTION ON TRANSFER.

No Shareholder shall Transfer all or any part of its Interest to any person, whether a Shareholder or not, except as otherwise expressly provided in this Agreement.

5.2     RIGHT OF FIRST REFUSAL.

        (a) A Shareholder (the "Offeror") desiring to transfer any or all of its Shares shall give written notice to the Corporation (the "Transfer Notice") specifying the number of its Shares that it desires to transfer (the "Offered Shares"), the price, in lawful money of Canada, for the Offered Shares, and the terms of payment upon which the Offeror is prepared to transfer the Offered Shares. The Transfer Notice shall constitute the Corporation as the agent of the Offeror for the sale of the Offered Shares to any other Shareholder or Shareholders at the price and upon the terms of payment specified in the Transfer Notice. The Transfer Notice shall also state whether the Offeror has received an offer to purchase (the "Third Party Offer") the Offered Shares, or any of them, from, or proposes to sell the Offered Shares, or any of them, to, any particular person or persons who are not Shareholders and, if so, the names and addresses of those persons and the price and terms in the Third Party Offer shall be specified in the Transfer Notice. The Transfer Notice shall constitute an offer by the Offeror to the other Shareholders to sell the Offered Shares to the other Shareholders and shall not be revocable.

        (b) The Corporation shall forthwith upon receipt of the Transfer Notice transmit a copy of it to each Shareholder other than the Offeror and shall request that each such Shareholder state in writing, within 30 days from the date of the Transfer Notice, whether it is willing to purchase any of the Offered Shares and, if so, the maximum number it is willing to purchase.

        (c) Upon the expiration of the 30-day notice period provided for in paragraph (b) above, if the Corporation has received from the Shareholders entitled to receive the Transfer Notice sufficient acceptances to purchase all the Offered Shares the Corporation shall thereupon apportion the Offered Shares among the Shareholders so accepting pro rata in proportion to the number of Shares held by each of them respectively up to the number of Offered Shares accepted by each of them respectively. If the Corporation did not receive sufficient acceptances to purchase all of the Offered Shares, the Corporation may, but only with the consent of the Offeror, who shall not be obliged to sell in the aggregate less than all the Offered Shares, apportion the Offered Shares among the Shareholders accepting pro rata in proportion to the number of Shares held by each of them respectively up to the number of the Offered Shares accepted by each of them respectively.

        (d) Upon the Corporation's receipt of an acceptance to purchase all or any part of the Offered Shares and after an apportionment has been made pursuant to


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                paragraph (c) above, if necessary, a binding contract of
                purchase and sale between the Offeror and the Shareholder who transmitted such acceptance shall be deemed to come into existence on the terms set out in this Agreement and the Transfer Notice, which contract will be completed in the manner provided in Section 8.

        (e) After an apportionment has been made pursuant to paragraph (c) above and upon payment of the price for the Offered Shares apportioned, the Offeror shall be bound to transfer those shares in accordance with that apportionment and if the Offeror fails to do so the Corporation shall cause the names of the purchasing Shareholders to be entered in the register of members of the Corporation as the holders of those shares and shall cancel the share certificates previously issued to the Offeror representing those shares whether they have been produced to the Corporation or not. Payment to the Corporation, as agent for the Offeror, of the Purchase Price shall be sufficient payment by the purchasing Shareholders and entry of the transfers in the register of members of the Corporation shall be conclusive evidence of the validity of the transfers. Upon completion of the transfers, and delivery of the share certificates duly endorsed in blank for transfer, the Corporation shall pay the Purchase Price to the Offeror.

        (f) The Offeror may, for a period of 60 days after the expiration of the 30-day period provided for in paragraph (b) above, transfer to any person the Offered Shares not purchased by other Shareholders pursuant to paragraphs (b), (c), (d) and (e) above, provided that:

                (i) if the other Shareholders did not purchase any of the Offered Shares, the Offeror may not sell less than all the Offered Shares;

                (ii) the Offeror shall sell the Offered Shares for cash at Closing, free and clear of encumbrances, and on terms that are otherwise identical to those specified in the Transfer Notice;

                (iii) the Offeror shall not sell any of the Offered Shares to any person, unless at the time of the sale that person complies with Subsection 5.5; and

                (iv) if the Offeror has not transferred the Offered Shares or any of them within the 60-day period, then the provisions of this Subsection 5.2 shall again become applicable to all of the Offered Shares not disposed of within the 60-day period.

        (g)     The provisions as to transfers of Shares contained in paragraphs
                (a), (b), (c), (d), (e) and (f) of this Subsection 5.2 shall not apply:

                (i) if, before the proposed transfer of Shares is made, the other Shareholders waive their rights to receive the Transfer Notice; or

                (ii)    to any transfer of Shares pursuant to the provisions of
                        Section 6 or 7 of this Agreement.


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        (h)     The Offeror may include all or any part of its Shareholder's
                Loan (if any) in the Transfer Notice, in which case the Shareholder's Loan (or part thereof) shall be included in the price of the Offered Shares, and all references to Offered Shares in Subsection 5.2 shall include the portion of the Shareholder's Loan included therein. If the Offeror does not include its Shareholder's Loan in the Transfer Notice, the Offeror shall retain its Shareholder's Loan, which shall be repaid as the Corporation's finances permit, as determined by the directors.

5.3     TRANSFER TO AFFILIATES.

Notwithstanding Subsections 5.1 and 5.2, any Shareholder may sell, transfer or otherwise dispose of all, but not less than all, of its Interest to an Affiliate controlled by such Shareholder provided that, prior to any such transfer, the Shareholder and the Affiliate enter into an agreement with the other parties to this Agreement, in form and content acceptable to such parties, which provides that:

        (a) one hundred percent (100%) of the Shareholder's Interest will be transferred to the Affiliate;

        (b) the Affiliate will remain an Affiliate controlled by the Shareholder for so long as the Affiliate holds the Interest;

        (c) prior to the Affiliate ceasing to be an Affiliate controlled by the Shareholder, the Affiliate will transfer its Interest to the Shareholder or to another Affiliate controlled by the Shareholder, and that such other Affiliate will enter into an agreement similar to this Agreement with the other Shareholders and the Corporation;

        (d) the Affiliate will otherwise be bound by and have the benefit of the provisions of this Agreement; and

        (e) the obligations of the original Shareholder hereunder shall not in any way be released and shall continue in full force and effect.

5.4     NO TRANSFER BY DEFAULTING SHAREHOLDER.

Notwithstanding any other provision of this Agreement, except as required by the terms of this Agreement, no Shareholder shall be entitled to sell, transfer, assign or otherwise dispose of its Interest, or any part thereof, without the prior written consent of the other Shareholders, if it is at that time a Defaulting Shareholder, unless prior to or concurrently with that sale, transfer or other disposition it ceases to be a Defaulting Shareholder.

5.5     FURTHER RESTRICTION OF TRANSFER.

No Shareholder shall transfer all or any part of its Interest to any person, whether a Shareholder or not, who is not a party to or has not agreed to be bound by this Agreement until such person subscribes to or agrees to be bound by this Agreement. The Shareholders and the Corporation will not recognize or treat as a shareholder of the Corporation any person who acquires any


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interest or control over any Shares or afford any such person the rights afforded by this Agreement or any of the incidents connected with being a shareholder of the Corporation until such person subscribes to or agrees to be bound by this Agreement, and the Shareholders need only deal with as a member of the Corporation persons who have subscribed to or agreed to be bound by this Agreement.

                                   SECTION 6
                                    DEFAULT

6.1     EVENTS OF DEFAULT.

An event of default (a "Default") arises if a Shareholder (a "Defaulting Shareholder"):

        (a) fails to observe, perform or carry out any of its obligations under this Agreement and such failure continues for 30 days after any Shareholder not in default (the "Non-defaulting Shareholder" individually and the "Non-defaulting Shareholders" collectively) gives a written notice of such default to the Defaulting Shareholder and the Corporation, which notice shall set out particulars of the Default and demand that the Default be cured;

        (b) fails to take reasonable actions to prevent or defend assiduously any action, proceeding, seizure, execution, or attachment which claims possession, sale, foreclosure, the appointment of a receiver or receiver manager of the Shareholder's assets, or forfeiture or termination of or against, any of the Interest of the Defaulting Shareholder, and such failure continues for 30 days after a Non-defaulting Shareholder has in writing demanded that such actions be taken or the Defaulting Shareholder fails to defend successfully any such action, proceeding, seizure, execution or attachment; or

        (c)     commits or is the subject of an Insolvency Event.

6.2     REMEDIES.

If a Default occurs under Subsection 6.1, any one or more of the Non-defaulting Shareholders may:

        (a) pursue any remedy available in law or in equity, each Shareholder acknowledging that specific performance, injunctive relief (mandatory or otherwise) or other equitable relief may be the only adequate remedy for a Default;

        (b) take all actions in their own name or in the name of the Defaulting Shareholder, the Shareholders or the Corporation as may reasonably be required to cure the Default, and all payments, costs and expenses incurred by the Non-defaulting Shareholder(s) shall be payable by the Defaulting Shareholder to the Non-defaulting Shareholder(s) on demand with interest at the Prime Rate plus 2% per annum;


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        (c)     implement the buy-sell procedure set out in Subsection 6.3 by notifying the Corporation of the Default, the name of the Defaulting Shareholder and the Non-defaulting Shareholder's election to implement such procedure (the "Notice of Default"); and

        (d) waive the Default, provided that any waiver of a particular Default shall only be effective if it is in writing, signed by the Non-defaulting Shareholder, shall not operate as a waiver of any subsequent or continuing Default, and shall not be binding upon, or limit the remedies available to, any Non-defaulting Shareholder who has not signed such waiver.

6.3     BUY-SELL PROCEDURE ON DEFAULT.

In the event the buy-sell procedure in this Subsection 6.3 is implemented pursuant to paragraph 6.2(c), the Defaulting Shareholder shall be deemed to offer to sell (the "Offer") to the Corporation and the Non-Defaulting Shareholder(s) all, but not less than all, of its Interest on the following terms and conditions:

        (a) the Purchase Price payable shall be equal to 85% of the fair market value of the Defaulting Shareholder's Interest determined as of the date of the Notice of Default in accordance with Subsection 9.2;

        (b) upon receipt of the Notice of Default, the President of the Corporation shall forthwith:

                (i) transmit the Notice of Default to each director of the Corporation;

                (ii) transmit the Notice of Default to each of the Non-defaulting Shareholder(s); and

                (iii)   call a meeting of the Board to consider the Offer;

        (c) the Corporation shall have the first right to accept the Offer, in whole or in part, and to the extent that it is accepted, the Non-defaulting Shareholder(s) agree to refuse any pro rata offer by the Corporation to purchase the Interest which is required to be made by the Corporation under the BUSINESS CORPORATIONS ACT, the Articles of the Corporation, the Bylaws of the Corporation or this Agreement;

        (d) if the Offer is not wholly accepted by the Corporation within 30 days after the date of the Notice of Default:

                (i) the Secretary of the Corporation shall advise the Non-defaulting Shareholder(s) of the extent to which the Offer is still open, forthwith upon the expiration of the aforesaid 30-day period;

                (ii) that portion of the Offer not accepted by the Corporation shall be open for acceptance within the next 30 days by the Non-defaulting Shareholder(s)


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                        pro rata in accordance with their respective
                        shareholdings in the Corporation;

                (iii) acceptance by the Non-defaulting Shareholder(s) of the Offer shall be by notice to the Secretary of the Corporation and by such acceptance a Non-defaulting Shareholder may specify any additional portion of the Interest offered for sale that such Non-defaulting Shareholder is prepared to purchase in the event that any of the other Non-defaulting Shareholder(s) fails to accept such Offer, and if any of the other Non-defaulting Shareholder(s) fails to accept such Offer, such Non-defaulting Shareholder (pro rata if more than one) shall be entitled to purchase such additional portion of the Interest as shall be so available;

                (iv) the Secretary of the Corporation shall advise each of the directors of the Corporation of the extent to which the Offer is still open forthwith upon the expiration of the aforesaid 30-day period;

        (e) after compliance with paragraph 6.3(d), to the extent the Offer has not been accepted, the Corporation shall be deemed to accept the Offer with respect to such portion of the Interest as shall then be available; and

        (f) upon the acceptance of the Offer, a binding contract of purchase and sale for the Interest of the Defaulting Shareholder shall be deemed to be formed between the Defaulting Shareholder and the Corporation and/or the Non-defaulting Shareholder(s), as the case may be, on the terms and conditions set out in the Offer and this Agreement, which contract shall be completed in the manner provided in Section 8.

6.4     MONIES HELD.

If and so long as a Shareholder is a Defaulting Shareholder, all monies payable to that Defaulting Shareholder by the Corporation by way of dividends, repayment of loans or other distributions shall be held by the Corporation until such time as the Shareholder is no longer a Defaulting Shareholder.

                                   SECTION 7
                    BUY SELL ON CHANGE OF TELECOMMUNICATIONS
                           ACT OWNERSHIP REQUIREMENTS

7.1     COMPULSORY BUY SELL

On the determination of 360, acting reasonably and in good faith, that the TELECOMMUNICATIONS ACT has been amended to eliminate the requirement for the Canadian ownership and control of telecommunications common carriers, as defined in the TELECOMMUNICATIONS ACT, or has otherwise been amended sufficiently to permit the transactions contemplated by this Section, then 360 shall send a notice in writing to WFHL of such determination (the "Section 7 Notice") and, on the occurrence of such event, WFHL shall be deemed to offer to sell to 360-Holdco all of its Interest on the following terms and conditions:


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        (a)     the purchase price payable shall be the fair market value of
                WFHL's Interest determined as of the date of the Section 7 Notice in accordance with Subsection 9.2;

        (b) upon the giving of the Section 7 Notice, a binding contract of purchase and sale for the purchase by 360-Holdco and the sale by WFHL of the Interests of WFHL shall be deemed to be formed between 360-Holdco and WFHL on the terms and conditions set out in this Agreement, which contract shall be completed in the manner provided in Section 8.

                                   SECTION 8
                            COMPLETION OF TRANSFERS

8.1     TIME AND PLACE OF CLOSING.

Except as otherwise expressly provided in this Agreement, or unless the Purchaser and the Vendor otherwise agree in writing, each contract of purchase and sale arising out of Sections 5, 6 or 7 shall be completed at a Closing to be held at 11:00 a.m., Vancouver time, at the office of the Corporation in Vancouver or at such other place as the parties to such contract may agree, on the day (the "Closing Date") which is the later of:

        (a)     60 days following the date on which such contract is formed; and

        (b) 30 days following the final determination of the Purchase Price thereunder;

or, if such day is not a Business Day, on the next Business Day.

8.2     PARTIES TO THE CONTRACT.

In this Section 8, a contract referred to in Subsection 8.1 is called a "Contract", and the Shares or Interest to be sold and purchased pursuant to a Contract are called the "Transfer Interest".

8.3     PAYMENT FOR TRANSFER INTEREST.

Except as otherwise expressly provided in this Agreement, or unless the Purchaser and the Vendor otherwise agree in writing, the Purchase Price for the Transfer Interest shall be paid in full on the Closing Date.

8.4     CLOSING DOCUMENTS AND ESCROW BY CORPORATION.

        (a) In addition to any other documents required by this Agreement or the terms of the Contract, the Vendor shall deliver to the Corporation at the Closing, duly executed where appropriate:

                (i) an instrument of transfer, share certificates representing the shares being transferred, duly endorsed for transfer, and such other documents as may be necessary to assign and transfer the Transfer Interest to the Purchaser;


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                (ii)    the resignation of the Vendor and any persons nominated
                        by the Vendor as directors or officers of the Corporation from all offices and directorships in the Corporation and its Subsidiaries, effective on the Closing Date;

                (iii) if the Vendor is indebted to the Corporation, a certified cheque of the Vendor payable to the Corporation for the amount of such indebtedness; and

                (iv) all such other documents and assurances as may be required to comply with and to fulfil the intent of this Agreement and the terms of the Contract.

        (b) In addition to any other documents and things required by this Agreement or the terms of the Contract, the Purchaser shall deliver to the Vendor at the Closing, duly executed where appropriate, against delivery by the Vendor to the Purchaser of the documents referred to in paragraph 8.4(a):

                (i) the Purchase Price for the Transfer Interest payable at the Closing in cash or by certified cheque drawn on a Canadian chartered bank; and

                (ii) all such other documents and assurances as may be required to comply with and to fulfil the intent of this Agreement and the terms of the Contract.

        (c) All documents delivered by the Vendor to the Corporation at or before the Closing shall be held by the Corporation until the Purchaser has delivered all documents and paid all money required to be delivered or paid to the Vendor by the Purchaser at the Closing, at which time the Corporation shall deliver to the Purchaser the documents delivered by the Vendor pursuant to paragraph 8.4(a) and the transfer of the Transfer Interest to the Purchaser shall be completed by the Corporation and new certificates issued for the Shares included in the Transfer Interest.

8.5     TIME TO BE OF THE ESSENCE.

Time shall be of the essence of each Contract and each Contract shall be binding upon the parties thereto and upon their respective heirs, executors, administrators, successors, legal representatives and assigns.

8.6     FAILURE TO COMPLETE.

        (a) If the Vendor fails to attend the Closing or is present but fails for any reason whatsoever to complete the sale of the Transfer Interest when the Purchaser is ready, willing and able to do so, the Purchaser may deposit the Purchase Price for the Transfer Interest into a special account at any branch in Vancouver, British Columbia of any Canadian chartered bank in trust for the Vendor and such deposit shall constitute valid and effective payment to the Vendor at the Closing even though the Vendor may have voluntarily encumbered or disposed of any of the Transfer Interest and notwithstanding the fact that a certificate or certificates representing any of the Transfer Interest may have been delivered to any pledgee, transferee or other person.

        (b) If the Purchaser deposits the Purchase Price for the Transfer Interest into a special account pursuant to paragraph 8.6(a), then from and after the date of such deposit (even if any certificate representing any of the Transfer Interest has not been delivered to the Purchaser or the Corporation) the sale and purchase of the Transfer Interest shall be deemed to have been completed and all right, title, benefit and interest, both at law and in equity, in and to the Transfer Interest shall be conclusively deemed to have been transferred and assigned to and become vested in the Purchaser and all right, title, benefit and interest, both at law and in equity, of the Vendor, and of any other assignee, transferee or other person having any interest, legal or equitable, in or to the Transfer Interest, whether as a shareholder or creditor of the Corporation or the Vendor, or otherwise, shall cease and determine, but the Vendor shall be entitled to receive the Purchase Price for the Transfer Interest, without interest, upon completion of all acts and deeds as were required of the Vendor to complete the sale of the Transfer Interest.

        (c) For the purposes of this Subsection 8.6, each Shareholder hereby irrevocably constitutes and appoints each other Shareholder as its true and lawful attorney in fact and agent for, in the name of and on behalf of such first Shareholder to execute and deliver, and to receive delivery of, all such assignments, transfers, deeds, assurances and instruments as may be necessary to effectively complete the sale of any Interest pursuant to Sections 5, 6 or 7 on the records of the Corporation, and such appointment and power of attorney shall not be revoked by the bankruptcy, insolvency, winding-up, liquidation, dissolution, incapacity or death of such first Shareholder and such first Shareholder hereby ratifies and confirms and agrees to ratify and confirm all that any other Shareholder, as attorney in fact and agent for, in the name of and on behalf of such first Shareholder, may lawfully do or cause to be done by virtue of this paragraph 8.6(c).

        (d) If the Purchaser defaults at the Closing in paying the Purchase Price for the Transfer Interest, then the Vendor may, by delivering written notice to the Purchaser and the Corporation that the Vendor is terminating the Contract, terminate the Contract and retake possession of the Transfer Interest as the absolute owner thereof, in which event the rights of the Purchaser in respect of the Transfer Interest shall revert to the Vendor and the Vendor shall be entitled, upon delivering to the Corporation and each Shareholder its duly executed subscription to this Agreement to the return from the Corporation of the documents delivered by the Vendor to the Corporation in escrow in connection with the Contract.

        (e) If either the Vendor or the Purchaser fails to complete the Contract as required herein, the Contract is specifically enforceable and nothing in this Agreement shall be construed to mitigate the availability of the remedy of specific performance in respect of the Contract in a court of law.

8.7     WAIVER AND CONSENTS.

Each of the Shareholders hereby expressly consents to the transfer of any Shares or Interests transferred in accordance with this Agreement, agrees to execute promptly on demand specific waivers and consents if requested by another party, covenants and agrees to waive any restriction on transfer contained in the Articles of the Corporation or the Bylaws of the Corporation in order to give effect to such transfers and agrees to vote in favour of or consent in writing to resolutions of the members (if applicable) of the Corporation approving the transfer of any Shares or Interests which is not prohibited by this Agreement. In the case of any transfer of Shares in accordance with this Agreement where the Corporation is the Purchaser of such Shares, the Shareholders other than the Vendor in respect of such Contract hereby waive their rights to require the Corporation to purchase their Shares, except as expressly set forth in this Agreement and covenant to reject any pro rata offer to purchase Shares which the Corporation may be obliged to make pursuant to the provisions of the BUSINESS CORPORATIONS ACT.

                                   SECTION 9
                         GENERAL PROVISIONS ON TRANSFER

9.1     TRANSFER OF SHARES.

The transfer of the Shares or Interest of any Shareholder pursuant to any of the terms of this Agreement shall be subject to the general provisions set out in this Section 9. In the event of any inconsistency between any of the provisions of Sections 5, 6 or 7 and any of the provisions of this Section 9, the provisions of this Section 9 shall govern.

9.2     DETERMINATION OF FAIR MARKET VALUE.

        (a) Where pursuant to the provisions of Sections 6 or 7 of this Agreement a determination of the fair market value of an Interest is required to be made (in this Subsection 9.2 referred to as the "Subject Interest"), a Shareholder may give written notice to the other Shareholders requesting that the Shareholders forthwith meet and attempt in good faith to agree upon the fair market value of the Subject Interest. In the event that all of the Shareholders are able to reach agreement on the fair market value of the Subject Interest, such agreed value shall be deemed to be the fair market value of the Subject Interest for the purposes of this Agreement.

        (b) In the event that the Shareholders are for any reason unable to reach agreement on the fair market value of the Subject Interest within 14 days of the delivery of the notice referred to in paragraph 9.2(a), then the Shareholders shall forthwith meet for the purposes of identifying and retaining a valuator (the "First Valuator") for the purpose of determining the fair market value of the Subject Interest. Unless otherwise unanimously agreed by the Shareholders, the First Valuator shall be an accountant practising with the Auditors who has at least five years' experience in valuating businesses and is accredited as a chartered business valuator. In the event that the Shareholders do not agree upon a First Valuator within 30 days of the delivery of the notice referred to in paragraph 9.2(a), then any Shareholder may refer the determination of the First Valuator to arbitration pursuant to Section 11.

        (c) The First Valuator shall prepare and deliver to each of the Shareholders a written report (the "First Valuation Report") setting out its Valuation of the Subject Interest as soon as possible, and in any event within 45 days after being retained.

        (d) Any Shareholder may within 30 days of its receipt of the First Valuation Report provide written notice to the other Shareholders advising that it wishes to have a second Valuation of the Subject Interest undertaken. If no such notice is given, the First Valuation Report shall be final and binding on the parties. If such notice is given the Shareholders shall forthwith meet for the purposes of identifying and retaining a second valuator (the "Second Valuator") for the purpose of preparing a second Valuation of the Subject Interest. The Second Valuator shall be an accountant practising with a national accounting firm other than the Auditors and who has the experience and credentials referred to in paragraph 9.2(b). In the event that the Shareholders do not agree upon a Second Valuator within 14 days of the delivery of the notice referred to in this paragraph, then any Shareholder may refer the determination of the Second Valuator to arbitration pursuant to
                Section 11.

        (e) The Second Valuator shall prepare and deliver to each of the Shareholders a written report (the "Second Valuation Report") setting out its Valuation of the Subject Interest as soon as possible, and in any event within 45 days after being retained. Where a Second Valuation Report has been prepared, the fair market value of the Subject Interest for the purposes of Sections 6 and 7 of this Agreement shall be equal to the average of the fair market values of the Subject Interest as set out in the First Valuation Report and the Second Valuation Report.

        (f) The Corporation and each of the Shareholders shall make available to the First Valuator and the Second Valuator all books, records and other data and information in their possession or control as the First Valuator or Second Valuator may reasonably require for the purposes of its valuation.

        (g) In determining the fair market value of the Subject Interest under this Subsection 9.2, the First Valuator and the Second Valuator may apply such principles of valuation as each considers appropriate in the circumstances provided that:

                (i) there shall be no premium for a control position or discount for a minority position;

                (ii) the fair market value of any Shareholder Loans shall not be discounted by reason only of the fact that such Loans are not demand loans and may not bear interest; and

                (iii) the Corporation shall be valued on a going concern basis.

        (h) The Corporation shall pay all fees and expenses charged by the First Valuator for preparing the First Valuation Report. The Shareholder(s) who request the Second Valuation shall pay all fees and expenses charged by the Second Valuator for preparing the Second Valuation Report.

        (i) The First Valuator and the Second Valuator shall be entitled to retain such qualified independent appraisers as each may deem appropriate to assist with its valuation.

9.3     PAYMENT OF LIENS ON SHARES.

Notwithstanding anything in this Agreement to the contrary, if by reason of any lien, charge or encumbrance on the Interest of the Vendor, the Vendor is unable to make delivery of the Vendor's Interest free and clear of all charges, liens or encumbrances to the Purchaser within the time limited therefor, the Purchaser shall be at liberty to make payment to the holder of the lien or charge or the governmental authority imposing the duty, tax, levy or lien, which payment shall be deemed to be payment to the Vendor and shall be applied in reduction of the unpaid balance of the Purchase Price and interest accrued thereon.

                                   SECTION 10
                            TERMINATION OF AGREEMENT

10.1    METHOD OF TERMINATION.

This Agreement shall cease and determine on the execution of an agreement of termination of this Agreement in writing by all of the Shareholders.

                                   SECTION 11
                                  ARBITRATION

11.1    ARBITRATION.

Except for any determination of the value of an Interest made in accordance with Subsection 9.2, which determination shall be final and binding on the parties, all disputes arising out of or in connection with this contract, or in respect of any defined legal relationship associated therewith or derived therefrom, shall be referred to and finally resolved by arbitration under the Rules of the British Columbia International Commercial Arbitration Centre. The appointing authorities shall be the British Columbia International Commercial Arbitration Centre. The case shall be administered by the British Columbia International Commercial Arbitration Centre in accordance with its "Procedures for Cases Under the BCICAC Rules". There shall be a single arbitrator (the "Arbitrator"). The place of arbitration shall be Vancouver, British Columbia, Canada.

11.2    FINAL AND BINDING.

The decision of the Arbitrator on all issues or matters submitted to the Arbitrator for resolution shall be conclusive, final and binding on all of the parties.

11.3    COSTS.

The Arbitrator shall determine who shall bear the costs of arbitration pursuant to this Section 11.

                                   SECTION 12
                                    GENERAL

12.1    LEGEND ON SHARE CERTIFICATES.

All share certificates issued by the Corporation (including existing certificates) shall have typed or otherwise written thereon the following legend:

        "The shares represented by this certificate are subject to the provisions of a Unanimous Shareholders Agreement dated as of April ___, 2000 among 360networks inc., 360 Urbanlink Ltd., Worldwide Fiber Holdings Ltd., the Corporation and WFI Urbanlink Ltd., which agreement contains restrictions on the right of the holder hereof to sell, exchange, transfer, assign, gift, pledge, encumber, hypothecate or otherwise alienate the shares represented hereby and notice of those restrictions is hereby given."

12.2    GOVERNING LAW AND ATTORNMENT

This Agreement will be governed by and construed in accordance with the substantive laws of Alberta and the federal laws of Canada applicable in Alberta, without regard to the conflict of law rules of Alberta. The parties irrevocably submit to and accept generally and unconditionally the exclusive jurisdiction of the courts and appellate courts of Alberta with respect to any legal action or proceeding which may be brought at any time relating in any way to this Agreement. Each of the parties irrevocably waives any objection it may now or in the future have to the venue of any such action or proceeding, and any claim it may now or in the future have that any such action or proceeding has been brought in an inconvenient forum.

12.3    TIME OF THE ESSENCE OF THE AGREEMENT

Unless otherwise specifically provided in this Agreement, time will be of the essence of this Agreement and of the transactions contemplated by this Agreement.

12.4    REMEDIES NOT EXCLUSIVE

The remedies provided to the parties under this Agreement are cumulative and not exclusive to each other, and any such remedy will not be deemed or construed to affect any right which any of the parties is entitled to seek at law, in equity or by statute.

12.5    NOTICES

Any notice, direction, request or other communication required or contemplated by any provision of this Agreement will be given in writing and will be given by delivering or faxing or emailing the same to the parties as follows:

        (a)     To 360 or 360-Holdco at:

                Suite 1510, 1066 West Hastings Street
                Vancouver, B.C.  V6E 3X1

                Attention:    Catherine McEachern
                Fax No.:      (604) 681-0994
                Email:        catherine.mceachern@wwfiber.com

        (b)     To WFHL, the Corporation or Urbanlink at:

                Suite 1000, 1066 West Hastings Street
                Vancouver, B.C.  V6E 3X1

                Attention:    Bill Ramsey
                Fax No.:      (604) 681-5372
                Email:        bill.ramsey@wwfiber.com

Any such notice, direction, request or other communication will be deemed to have been given or made on the date on which it was delivered or, in the case of fax or email, on the next business day after receipt of transmission. Any party may change its fax number or address for service or email address from time to time by written notice in accordance with this Section.

12.6    COUNTERPARTS

This Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All of these counterparts will for all purposes constitute one agreement, binding on the parties, notwithstanding that all parties are not signatories to the same counterpart. A fax transcribed copy or photocopy of this Agreement executed by a party in counterpart or otherwise will constitute a properly executed, delivered and binding agreement or counterpart of the executing party.

12.7    WAIVER

No failure or delay on the part of any party in exercising any power or right under this Agreement will operate as a waiver of such power or right. No single or partial exercise of any right or power under this Agreement will preclude any further or other exercise of such right or power. No modification or waiver of any provision of this Agreement and no consent to any departure by any party from any provision of this Agreement will be effective until the same is in writing. Any such waiver or consent will be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any party in any circumstances will entitle such party to any other or further notice or demand in similar or other circumstances.

12.8    SHAREHOLDERS TO TAKE FURTHER STEPS

Each Shareholder shall take all necessary actions (including amending the articles of the Corporation) and shall exercise that Shareholder's rights as a Shareholder of the Corporation to cause the Corporation to pass all necessary resolutions and effect all necessary corporate acts to comply with the intent and provisions of this Agreement, including the convening and attending at meetings, voting approval of necessary resolutions, or otherwise as may be necessary for the purpose of this Agreement.

12.9    CORPORATION TO BE BOUND

The Corporation, so far as its powers apply, shall be bound by the terms of this Agreement and shall do and perform all such acts and things and execute all such documents and assurances as it has power to do and as is necessary to fully and effectually carry out the terms of this Agreement.

12.10   ENTIRE AGREEMENT

This Agreement and any documents and agreements to be delivered pursuant to this Agreement supersede all previous invitations, proposals, letters, correspondence, negotiations, promises, agreements, covenants, conditions, representations and warranties with respect to the subject matter of this Agreement. There is no representation, warranty, collateral term or condition or collateral agreement affecting this Agreement, other than as expressed in writing in this Agreement. No trade terms or trade usages are to be incorporated by reference implicitly or otherwise into this Agreement, unless expressly referred to in this Agreement.

12.11   AMENDMENTS

No change or modification of this Agreement will be valid unless it is in writing and signed by each party to this Agreement.

12.12   INVALIDITY OF PARTICULAR PROVISION

If any provision of this Agreement or any part of any provision (in this Section called the "Offending Provision") is declared or becomes unenforceable, invalid or illegal for any reason whatsoever including, without limiting the generality of the foregoing, a decision by any competent courts, legislation, statutes, bylaws or regulations or any other requirements having the force of law, then the remainder of this Agreement will remain in full force and effect as if this Agreement had been executed without the Offending Provision.

12.13   CURRENCY

Unless otherwise specified all sums of money expressed in this Agreement are in the lawful money of Canada.

12.14   NUMBER AND GENDER

Unless the context of this Agreement otherwise requires, to the extent necessary so that each clause will be given the most reasonable interpretation, the singular number will include the plural and vice versa, the verb will be construed as agreeing with the word so substituted, words importing the masculine gender will include the feminine and neuter genders, words importing persons will include firms and corporations and words importing firms and corporations will include individuals.

12.15   ACKNOWLEDGEMENT OF RECEIPT

Each of the parties acknowledges receiving an executed copy of this Agreement.

12.16   ENUREMENT

Subject to the restrictions on transfer contained in this Agreement, this Agreement will enure to the benefit of and be binding on the parties and their respective heirs, executors, administrators, successors and assigns.



                     [THE NEXT PAGE IS THE EXECUTION PAGE.]

IN WITNESS WHEREOF the parties have executed this Agreement as of the date stated on the first page.

360NETWORKS INC.                             360 URBANLINK LTD.

Per:                                         Per:

-----------------------------------          -----------------------------------
Signature                                    Signature

Name                                         Name
    -------------------------------              -------------------------------

Title                                        Title
     ------------------------------               ------------------------------


WORLDWIDE FIBER HOLDINGS                     WFI URBANLINK LTD.
LTD.

Per:                                         Per:

-----------------------------------          -----------------------------------
Signature                                    Signature

Name                                         Name
    -------------------------------              -------------------------------

Title                                        Title
     ------------------------------               ------------------------------



URBANLINK HOLDINGS LTD.

Per:

-----------------------------------
Signature

Name
    -------------------------------

Title
     ------------------------------

                                   SCHEDULE A
                                  DEFINITIONS

The following words shall whenever used in this Agreement have the following meanings:

"AFFILIATE" has the meaning given to that term in the BUSINESS CORPORATIONS ACT in effect on the date hereof;

"ARBITRATOR" has the meaning given to that term in Subsection 11.1;

"AUDITORS" means:

        (a) if the Corporation has appointed an auditor, the auditor of the Corporation most recently appointed; or

        (b) if the Corporation has not so appointed an auditor, the firm of chartered accountants most recently engaged by the Corporation to advise upon, or assist in the preparation of, review, or report on, its financial statements.

"BANK" means The Toronto-Dominion Bank or such other bank or financial institution as the Board may from time to time determine;

"BOARD" means, with respect to any corporation, the board of directors of such Corporation;

"BUSINESS CORPORATIONS ACT" means the BUSINESS CORPORATIONS ACT (Alberta), as amended;

"BUSINESS DAY" means any day except Saturdays, Sundays or statutory holidays in British Columbia;

"CLOSING" means any closing of the purchase and sale of an Interest of a Shareholder as provided in this Agreement;

"CLOSING DATE" has the meaning given to that term in Subsection 8.1;

"CONTRACT" has the meaning given to that term in Subsection 8.2;

"DEFAULT" has the meaning given to that term in Subsection 6.1;

"DEFAULTING SHAREHOLDER" has the meaning given to that term in Subsection 6.1;

"FIRST VALUATION REPORT" has the meaning given to that term in paragraph 9.2(c);

"FIRST VALUATOR" has the meaning given to that term in paragraph 9.2(b);

"HIGH YIELD DEBT INDENTURES" means (i) the Indenture dated as of December 23, 1998 between 360 (then called Worldwide Fiber Inc.) and HSBC Bank USA (then called Marine Midland Bank), as amended from time to time, (ii) the Indenture dated as of July 28, 1999 between 360 (then called Worldwide Fiber Inc.) and HSBC Bank USA, as amended from time to time, (iii) any similar Indentures that may be entered into by 360 from time to time, as amended from time to time, and (iv) any other credit arrangements entered into by 360, as amended from time to time.

"INSOLVENCY EVENT" means the winding-up or liquidation of a corporation, the institution of proceedings to be adjudicated a bankrupt or insolvent under the BANKRUPTCY AND INSOLVENCY ACT (Canada) or any analogous laws, the consenting to the institution of such proceedings, the consenting to the filing of any petition under the BANKRUPTCY AND INSOLVENCY ACT (Canada) or to the appointment of a receiver or receiver manager, the making of a general assignment for the benefit of creditors, the filing of a proposal to settle payment of creditors' liabilities under the COMPANIES' CREDITORS ARRANGEMENT ACT, the admission in writing of insolvency, the taking of any action in furtherance of any of the above, the passing of a resolution by a corporation for its winding-up or dissolution pursuant to the BUSINESS CORPORATIONS ACT;

"INTEREST" means, in respect of each Shareholder, all of that Shareholder's Shares and Shareholder's Loans and any other right or claim that the Shareholder may have against the Corporation and the other Shareholders in that Shareholder's capacity as a member of the Corporation;

"NON-DEFAULTING SHAREHOLDER" has the meaning given to that term in paragraph 6.1(a);

"NOTICE OF DEFAULT" has the meaning given to that term in paragraph 6.2(c);

"OFFER" has the meaning given to that term in Subsection 6.3;

"OFFERED SHARES" has the meaning given to that term in paragraph 5.2(a);

"OFFEROR" has the meaning given to that term in paragraph 5.2(a);

"PRIME RATE" means the annual rate of interest designated from time to time by the Bank as its prime rate for Canadian dollar loans made in Canada;

"PURCHASE PRICE" means, with respect to any sale and purchase of an Interest of a Shareholder, the amount payable to purchase such Interest as determined in accordance with the provisions of this Agreement applicable to that sale and purchase;

"PURCHASER" means a Shareholder who is the purchaser of Shares or of an Interest pursuant to any of the provisions of this Agreement;

"RESELLER AGREEMENT" means the Reseller Agreement dated as of the date of this Agreement and made between 360, Worldwide Fiber Network Services Ltd. and Urbanlink, as amended from time to time;

"SECOND VALUATION REPORT" has the meaning given to that term in paragraph
9.2(e);

"SECOND VALUATOR" has the meaning given to that term in paragraph 9.2(d);

"SECTION 7 NOTICE" has the meaning given to that term in Subsection 7.1;

"SHAREHOLDER" means at any time a person that is (x) a party to this Agreement that is bound by this Agreement at the time and holds one or more Shares at the time or (y) a person that becomes bound by this Agreement at any time and is bound by this Agreement at the time and holds one or more Shares at the time, and "SHAREHOLDERS" means all of them;

"SHAREHOLDER'S OR SHAREHOLDERS' LOANS" means, in respect of each Shareholder, the aggregate amount of money advanced from time to time as a loan by that Shareholder to the Corporation and not repaid, together with accrued and unpaid interest, if any;

"SHARES" means, in respect of each Shareholder, all of the shares in the capital of the Corporation directly or indirectly owned by that Shareholder or in respect of which that Shareholder has any right to purchase (except under this Agreement);

"SUBSIDIARY" has the meaning given to that term in the BUSINESS CORPORATIONS ACT in effect on the date hereof;

"TELECOMMUNICATIONS ACT " means the TELECOMMUNICATIONS ACT (Canada) and the Regulations issued pursuant to such Act (including, without limiting the generality of the foregoing, the Regulations Respecting the Ownership and Control of Canadian Telecommunications Common Carriers) as amended from time to time;

"THIRD PARTY OFFER" has the meaning given to that term in paragraph 5.2(a);

"TRANSFER" of an Interest includes any sale, exchange, transfer, assignment, gift, pledge, encumbrance, hypothecation, alienation or other transaction, whether voluntary, involuntary or by operation of law, whether in whole or in part, by which the legal or beneficial ownership of, or any security interest or other interest in an Interest, passes from one person to another, or to the same person in a different capacity, whether or not for value, and "to transfer", "transferred" and similar expressions have corresponding meanings;

"TRANSFER INTEREST" has the meaning given to that term in Subsection 8.2;

"TRANSFER NOTICE" has the meaning given to that term in paragraph 5.2(a);

"VALUATION" means a valuation prepared pursuant to Subsection 9.2 and which expresses the value per Share and per dollar amount of any Shareholder's Loan; and

"VENDOR" means a Shareholder who is the seller of an Interest or Interests pursuant to any of the provisions of this Agreement.

                                   SCHEDULE B
                MATTERS REQUIRING UNANIMOUS CONSENT OF DIRECTORS

Pursuant to Subsection 3.5 of the Agreement, the following matters shall require the written consent of the 360 nominee to the Board of the Corporation:

        (a) except for any expenditures contemplated by an approved capital expenditure or operating budget, any single expenditure of the Corporation and its Subsidiaries, in excess of $20 million per year, or any series of related expenditures which exceed, in the aggregate, the sum of $20 million per year, other than expenditures that the Corporation and its Subsidiaries can recover under the Reseller Agreement;

        (b) the entering into, execution, acknowledgement, amendment, supplement, cancellation or termination of any Material Contract on behalf of the Corporation or any Subsidiary of the Corporation and, for this purpose, "Material Contract" means any of the following:

                (i) any contract, agreement or other instrument to be entered into by the Corporation or any Subsidiary of the Corporation with any Shareholder or an Affiliate of a Shareholder; and

                (ii) any contract, agreement or other instrument to be entered into by the Corporation or any Subsidiary of the Corporation which may in the aggregate over the term of the contract, agreement or instrument involve an obligation of the Corporation or any Subsidiary of the Corporation, to pay in excess of $20 million other than expenditures that the Corporation and its Subsidiaries can recover under the Reseller Agreement.

        (c) the guarantee by the Corporation or any Subsidiary of the Corporation of the debts of any person other than the Corporation, or a wholly-owned Subsidiary of the Corporation;

        (d) any loans by the Corporation or any Subsidiary of the Corporation to any person other than the Corporation or a wholly-owned Subsidiary of the Corporation;

        (e)     the sale of any shares of any Subsidiary of the Corporation;

        (f) the sale, lease, transfer, mortgage, pledge or other disposition of all or substantially all of the undertaking of the Corporation or any Subsidiary of the Corporation;

        (g) any amendment to the Articles or other constating documents of the Corporation or any Subsidiary of the Corporation;

        (h) the consolidation, merger or amalgamation of the Corporation or any Subsidiary of the Corporation with any other corporation, association, partnership or other legal entity;

        (i) the creation, allotment or issuance of, or agreement to create, allot or issue, any shares or other securities of the Corporation or any Subsidiary of the Corporation, or the granting of any option or right capable of becoming an option to purchase any shares or other securities of the Corporation or any Subsidiary of the Corporation;

        (j) the winding-up or liquidation of the Corporation or any Subsidiary of the Corporation, the institution of proceedings to be adjudicated a bankrupt or insolvent under the BANKRUPTCY AND INSOLVENCY ACT (Canada), the consenting to the institution of such proceedings against the Corporation or any Subsidiary of the Corporation, the consenting to the institution of bankruptcy or insolvency proceedings against the Corporation or any Subsidiary of the Corporation under the BANKRUPTCY AND INSOLVENCY ACT (Canada) or any other analogous laws, the consenting to the filing of any such petition or to the appointment of a receiver or receiver manager of the property of the Corporation or any Subsidiary of the Corporation, the making of a general assignment for the benefit of creditors, the filing of a proposal to settle payments of creditors' liabilities under the COMPANIES' CREDITORS ARRANGEMENT ACT, the admission in writing of the insolvency of the Corporation or any Subsidiary of the Corporation, or the taking of any corporate action in furtherance of any of the aforesaid purposes;

        (k) the redemption, repurchase or retirement for value of any shares or other securities of the Corporation, except under the provisions of this Agreement.

                                   SCHEDULE C
                             CAPITAL CONTRIBUTIONS

The registered and beneficial holders of all the issued and outstanding shares in the capital of the Corporation are as follows:

        --------------------------------------------------------------
        SHAREHOLDER                    NUMBER AND CLASS OF SHARES
        --------------------------------------------------------------
        360-Holdco                     333 Class "A" Common Voting
                                       Non-Participating Shares
                                       510,000 Class "B" Common
                                       Non-Voting Participating Shares
        --------------------------------------------------------------
        WFHL                          667 Class "A" Common Voting
                                      Non-Participating Shares
                                      490,000 Class "C" Common
                                      Non-Voting Participating Shares
        --------------------------------------------------------------